Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 18: INCOME TAXES

The amounts recognized for the deferred tax assets and deferred tax liabilities acquired in the TRINITY Acquisition are provisional. TRINITY was taxed as an S corporation prior to the Acquisition, and its S corporation election terminated on April 1, 2026 in connection with the Acquisition. As a result, the Company is required to recognize deferred taxes for the temporary differences existing between the financial reporting and income tax bases of TRINITY’s assets and liabilities as of that date.

At the date of these financial statements, the Company had not completed its determination of TRINITY’s income tax bases, including TRINITY’s methods of accounting for long-term construction contracts for income tax purposes and any related adjustments arising from the change in tax status. Accordingly, the net deferred tax asset of $75,845 recognized in the preliminary purchase price allocation, consisting of deferred tax assets of $427,689 and deferred tax liabilities of $351,844, reflects provisional amounts based on the information available to the Company as of the date of these financial statements.

The Company expects to complete its analysis during the measurement period, which will not exceed one year from the acquisition date. Adjustments to these provisional amounts, if any, will be recognized retrospectively with a corresponding adjustment to goodwill in the period in which the adjustments are determined, in accordance with ASC 805-10-25-13 through 25-19. The Company expects that any such adjustment could be material, and that it would not affect the Company’s results of operations for the periods presented. Measurement period adjustments, if any, will be disclosed in the period in which they are recognized.

The provisional amounts described above relate solely to the deferred taxes acquired in the Acquisition. The release of the Company’s valuation allowance described above is not provisional and is not subject to the measurement period.

Furthermore, the Company will evaluate net operating losses for tax purposes and determine whether such NOLs are subject to limitation under the Internal Revenue Code.

The Company’s provision for income taxes for the three and six months ended June 30, 2026 consists of the following:

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Current taxes:
Federal	$562,427	$-	$562,427	$-
State	220,954	-	220,954	-
Total current taxes	783,381	-	783,381	-
Deferred taxes:
Federal	(2,360,782)	-	(2,360,782)	-
State	(927,450)	-	(927,450)	-
Total deferred taxes	(3,288,232)	-	(3,288,232)	-
Total income tax provision (benefit)	$(2,504,851)	$-	$(2,504,851)	$-

Current and Deferred Tax Provision

Deferred tax assets and liabilities as of June 30, 2026 and December 31, 2025 consist of the following:

	June 30, 2026	December 31, 2025
Deferred tax assets:
Net operating loss carryforwards	$2,560,350	$5,693,874
Employee compensation and benefits	297,698	166,773
Operating lease liabilities	230,991	2,770
Stock-based compensation	600,284	596,136
Gross deferred tax assets	3,689,323	6,459,553
Valuation allowance	-	(6,456,783)
Total deferred tax assets, net of valuation allowance	3,689,323	2,770
Deferred tax liabilities:
Book basis of operation lease ROU assets in excess of tax basis	(230,992)	(2,770)
Book basis of property and equipment in excess of tax basis	(93,851)	-
Other	(403)	-
Total deferred tax liabilities	(325,246)	(2,770)
Net deferred tax asset	$3,364,077	$-

Effective Tax Rate Reconciliation

The Company’s effective tax rate for the six months ended June 30, 2026 and 2025 differs from the U.S. federal statutory rate as follows:

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
U.S. federal statutory tax rate	21.0%	21.0%
State income taxes, net of federal benefit	6.5%	6.5%
Transaction costs	0.1%	0.0%
Permanent differences	0.0%	0.0%
Utilization of reserved NOLs	-23.3%	0.0%
Change in valuation allowance	-24.7%	-29.3%
Other	1.8%	1.8%
Effective tax rate	-18.6%	0.0%

	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Pre-tax book income (loss)	$13,431,517	$(789,596)
Tax provision (benefit)	(2,504,851)	-
Effective rate	-18.6%	0.0%

Valuation Allowance

The Company evaluates the realizability of its deferred tax assets each reporting period, weighing all available positive and negative evidence in accordance with ASC 740-10-30. Historically, the Company maintained a full valuation allowance against its net deferred tax assets due to a cumulative history of losses, which represents significant negative evidence that is difficult to overcome absent objectively verifiable positive evidence of future taxable income.

During the six months ended June 30, 2026, the Company reassessed the realizability of its deferred tax assets in light of (i) a return to sustained profitability, (ii) the acquisition of TRINITY Group Construction, Inc. on April 1, 2026, and (iii) management’s projections of future taxable income, and concluded that it is more likely than not that $6,456,783 of previously reserved deferred tax assets will be realized. Accordingly, the Company released $6,456,783 of its valuation allowance during the period, which is reflected as a discrete item within the effective tax rate reconciliation above and was recognized in the interim period in which the change in judgment occurred.

Net Operating Loss Carryforwards and Section 382

As of June 30, 2026, the Company had federal and state net operating loss carryforwards of approximately $8,750,000, which do not expire under current law but are limited to offsetting 80% of taxable income.

The Company’s ability to utilize its net operating loss and other tax attribute carryforwards may be subject to annual limitations under Section 382 of the Internal Revenue Code (and comparable state provisions) in the event of one or more “ownership changes,” as defined therein. Management has performed an ownership change analysis considering the Company’s history of equity issuances and the stock-for-stock acquisition of TRINITY Group Construction Inc., and is in the process of evaluating whether an ownership change has occurred that would result in an annual limitation on the Company’s ability to utilize its carryforwards.

Business Combination — Acquired Deferred Taxes

In connection with the acquisition of TRINITY Group Construction, Inc. on April 1, 2026 (see Note 2), the Company recorded deferred tax assets of $427,689 and deferred tax liabilities of $351,844 in purchase accounting, resulting in a net deferred tax asset of $75,845, which was recorded as an adjustment to goodwill. These amounts are excluded from the income tax provision and effective tax rate reconciliation above, as they were recognized through purchase accounting rather than through earnings.

Uncertain Tax Positions

The Company had no material unrecognized tax benefits as of June 30, 2026 and December 31, 2025. The Company does not anticipate any significant changes to its unrecognized tax benefits within the next twelve months. The Company’s policy is to recognize interest and penalties related to uncertain tax positions, if any, as interest expense and general and administrative expense, respectively, in the consolidated statements of operations.

Interim Period Methodology

In accordance with ASC 740-270, the Company’s income tax provision for interim periods is generally determined by applying an estimated annual effective tax rate to year-to-date pre-tax income, excluding the effect of significant unusual or infrequently occurring items, which are recognized discretely in the interim period in which they occur. The valuation allowance release described above was treated as a discrete item recognized in the second quarter of 2026 rather than being reflected through the estimated annual effective tax rate for the remainder of the year.

NOTE 12: INCOME TAXES

Deferred income taxes result from the temporary differences primarily attributable to amortization of intangible assets and debt discount and an accumulation of net operating loss carryforwards for income tax purposes with a valuation allowance against the carryforwards for book purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Included in deferred tax assets are Federal and State net operating loss carryforwards of approximately $19.5 million, which will expire through 2040. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to significant changes in the Company’s ownership, the Company’s future use of its existing net operating losses may be limited.

Significant components of the Company’s deferred tax assets as of December 31, 2025 and 2024 are summarized below.

	December 31, 2025	December 31, 2024
Net operating loss carryforwards	$5,693,874	$5,303,813
	5,693,874	5,303,813
Valuation allowance	(5,693,874)	(5,303,813)
Net deferred tax assets	$—	$—

In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2025 and 2024, management was unable to determine if it is more likely than not that the Company’s deferred tax assets will be realized and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates.

No U.S. federal tax provision has been provided for the Company for the years ended December 31, 2025 and 2024 due to the losses incurred during the periods.

The reconciliation below presents the difference between the income tax rate computed by applying the U.S. federal statutory rate and the effective tax rate for the years ended December 31, 2025 and 2024.

	December 31, 2025	December 31, 2024
U. S. federal statutory tax rate	(21.0)%	(21.0)%
State statutory tax rate	(8.25)%	(8.25)%
Change in valuation allowance	29.25%	29.25%
Effective tax rate	0.0%	0.0%

At December 31, 2025 and 2024, the Company has available net operating loss carryforwards for U.S. federal corporate income tax purposes of approximately $5,693,874 and $5,303,813, respectively. U.S. federal net operating losses, if not utilized earlier, expire through 2041.